Supplement to the
Fidelity® Magellan® Fund
May 29, 2005
Prospectus

Shareholder Meeting. On or about October 26, 2005, a meeting of the shareholders of Fidelity® Magellan® Fund will be held to elect Trustees. Shareholders of record on August 29, 2005 are entitled to vote at the meeting.

For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

MAG-05-01 August 29, 2005
1.480658.111